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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 26, 2000

                              U.S. CAN CORPORATION
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(Exact name of registrant as specified in its charter)


Delaware                          1-13678                06-1094196
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(State or other jurisdiction      (Commission            (I.R.S. Employer
of incorporation)                 File Number)           Identification No.)


900 Commerce Drive
Oak Brook, Illinois                                      60523
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (630) 571-2500

                                 Not Applicable
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(Former name or former address, if changed since last report)




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Item 7.  EXHIBITS

99       Text of Press Release, dated October 26, 2000.

Item 9.  REGULATION FD DISCLOSURE

         On October 26, 2000, the Registrant issued the attached press release.







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 26, 2000                   U.S. CAN CORPORATION


                                          By: /s/ John L. Workman
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                                              John L. Workman
                                              Executive Vice President and
                                              Chief Financial Officer